EXHIBIT 99.1

VIA EDGAR

November 14, 2002

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC

Re:	Beverly Enterprises, Inc. Quarterly Report on Form 10-Q for the Quarterly Period Ending September 30, 2002

Ladies and Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the above captioned periodic report.

Very truly yours,

Beverly Enterprises, Inc.

/s/ PAMELA H. DANIELS

By:	Pamela H. Daniels Senior Vice President, Controller and Chief Accounting Officer